UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2020 (August 31, 2020)

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102
(857) 256-0079
___________________________________
(Former name or address, if changed since last report)
Not Applicable

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 31, 2020, Link Media Holdings, Inc. (“Link”), a wholly-owned subsidiary of Boston Omaha Corporation (“BOC”), which owns and operates BOC’s billboard businesses, borrowed $5,500,000 in a term loan under its existing credit facility with First National Bank of Omaha (the “Lender”).

On August 12, 2019, Link entered into a Credit Agreement (the “Credit Agreement”) with the Lender. Under the Credit Agreement, Link borrowed $18,060,000 under Term Loan 1. The Credit Agreement was filed with the Securities and Exchange Commission (the “Commission”) on a Form 8-K filed with the Commission on August 13, 2019. On October 25, 2019, Link entered into a First Amendment to Credit Agreement (the “First Amendment”) with the Lender, and filed the First Amendment with the Commission on a Form 8-K filed with the Commission on October 29, 2019. On June 25, 2020, Link entered into a Second Amendment to Credit Agreement (the “Second Amendment”) with the Lender, and filed the Second Amendment with the Commission on a Form 8-K filed with the Commission on June 25, 2020.

Link borrowed the funds through a Term Loan 2 Note dated August 31, 2020 (the “Term Loan 2 Note”), and the $5,500,000 amount represents the Term Loan 2 Commitment as set forth in the Second Amendment.

The foregoing summary of transactions contained in this Item 2.03 does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the Credit Agreement, the First Amendment, the Second Amendment and the Term Loan 2 Note, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.  Capitalized terms used in this Item 2.03 have the meaning given to such terms in the Second Amendment and Credit Agreement, as applicable.

Item 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)                      Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

10.1	Term Loan 2 Note dated August 31, 2020.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION
(Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger
Chief Financial Officer

Date: September 4, 2020

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